SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): December 2, 2002



                                 NEWSEARCH, INC.
                                 ---------------
             (Exact Name of Registrant as Specified in Its Charter)




          Colorado                   000-30303                 84-1522846
          --------                   ---------                 ----------
      (State or Other         (Commission File Number)      (I.R.S. Employee
Jurisdiction of Incorporation)                           Identification Number)


             451 East 58th Avenue, Unit 3574, Denver, Colorado 80216
             -------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                 (303) 296-0469
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                  7706 East Napa Place, Denver, Colorado 80237
                  --------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     On August 20, 2002, NEWSEARCH, INC. (the "Company") entered into a Stock Exchange Agreement and Plan of Reorganization (the "Agreement") with PANACHE, INC., a Colorado corporation ("Panache"), and the two majority shareholders of Panache. Among other things, the Agreement provided for the Company's purchase from the Panache shareholders of over 90% of the issued and outstanding capital stock of Panache (4,970,000 of 5,050,000 shares) in exchange for the Company's issuance of 700,000 shares of its authorized but unissued common stock, no par value (the "Exchange Shares"), to the Panache shareholders (the "Panache Exchange"). Effective December 2, 2002, the Company underwent a change of control in connection with the consummation of the Panache Exchange in which (i) the directors of the Company resigned, and the directors of Panache became the Company's board of directors; (ii) the Company's executive officers resigned their positions, and the new board of directors appointed replacement officers, all of whom are officers of Panache; and (iii) the former Panache shareholders as a group became the holders of 700,000 shares of the Company's common stock, out of approximately 1,150,000 shares issued and outstanding immediately after the Panache Exchange.

                                   MANAGEMENT

Directors and Executive Officers

     Directors are elected for one-year terms or until the next annual meeting of shareholders or until their successors are duly elected and qualified. Officers continue in office at the pleasure of the Board of Directors. The following table sets forth the name, age, and position held of each director and officer, all of whom assumed such duties at inception of the Company. The Company expects to execute customary employment agreements with certain of the Panache officers, but as of the date of this filing, no agreements are currently in place. The Company has applied for directors and officers insurance. There are no family relationships among the officers and directors.

Change in Control

     Effective December 2, 2002, Irwin Krushansky resigned as the President and Chief Executive Officer, but remained a director. The table below sets forth the name, age, and position held of each person who became a director and executive officer of the Company on that date and Panache, and following is a brief description of the background and employment history of the new directors and officers.

     Name                 Age      Position Held
     ----                 ---      -------------


Dean Wicker               63       DIRECTOR, Chairman of the Board and Chief
                                   Executive Officer of the Company and of
                                   Panache

Wm. B. Johnson            59       DIRECTOR of the Company

Irwin Krushansky          70       DIRECTOR of the Company

Biographical Information

     DEAN WICKER, Director, Chairman of the Board and Chief Executive Officer of both the Company and of acquired company Panache, Inc. Mr. Wicker formed Panache, Inc. in May 1998, and has run its business since inception in June 1998. Mr. Wicker was the youngest Public Finance negotiator in the Rocky Mountain region with the New York Member firm, J.A. Hogle and CO. He changed careers in 1967 by developing retail winter sports and apparel operations until 1981. Mr. Wicker reentered the security industry with the position of Senior Institutional Sales with George K. Baum and Co., Member of the New York Stock Exchange. In 1984 he became a vice-president and Partner of Boettcher and Co., Inc., Member of the New York Stock Exchange and then, the largest investment banking firm in the western United States. He is an officer and director of East Slope Funding Corp., a Colorado financial consulting firm, Eurous Funding, Inc., a Colorado public relations company, Eurous Investments Holding Company and Arista Corporation, both inactive Colorado corporations, and REWIPAC Worldwide Corporation, an inactive Nevada corporation. He graduated from the University of Colorado, Boulder, CO in 1961 with a BA degree in American History, and has done advanced degree work in financial accounting and merger and acquisition negotiations.

     WILLIAM B. JOHNSON, Director of the Company. William Johnson is not a director or employee of Panache, Inc. Mr. Johnson has since April 1993 owned and managed Rimstar International, based in Centennial, Colorado, a diagnostic testing laboratory and worldwide distributor of rapid onsite medical devices. Prior to that he worked from 1981 to 1993 in sales and marketing of healthcare products for various firms. Johnson holds a Bachelor's Degree in Pre-Med, Biology and chemistry from Texas Tech University, awarded in 1970.

     IRWIN KRUSHANSKY, Director of the Company since inception. Mr. Krushansky graduated from the University of Denver in 1960 with a BSBA. His major was accounting and he went on to work for several national and local CPA firms. During a period from 1963 to 1972 he held positions as National Manager of Branches for the Joseph Schlitz Brewing Company and Western Regional Director for the Pabst Brewing Company and Western Regional Director of the Canada Dry Corporation. Since 1972, Mr. Krushansky has owned and operated more than 20 different types of companies and is experienced in many phases of the insurance, investment, and real estate fields.


Compensation of Officers and Directors and Executive Officers

     The table below presents information concerning the compensation of the Company's Chairman of the Board, Chief Executive Officer and its other most highly compensated executive officers for the current year. None of such persons were compensated by the Company or by Panache during the three prior years ended December 31, 2001, 2000 and 1999. Such officers are sometimes collectively referred to below as the "Named Officers." The securities shown in column (g) underlie options granted under the Company's 2002 Compensatory Stock Option Plan.


                                SUMMARY COMPENSATION TABLE

                                                  Long-Term Compensation
                                                  ----------------------

                       Annual Compensation                Awards          Payouts
                   ---------------------------   -----------------------  -------
    (a)            (b)     (c)     (d)     (e)      (f)          (g)        (h)       (i)
                                                              Securities              All
 Name and                                        Restricted   Underlying    ($)      Other
 Principal         ($)     ($)     ($)     ($)     Stock       Options     LTIP     Compen-
 Position          Year  Salary   Bonus   Other   Awards($)    & SARs(#)  Payouts   sation($)
 --------          ----  ------   -----   -----   ---------    ---------  -------   ---------

Dean Wicker (1)    2002   $ -0-   None    None     None        100,000     None       None
 Chairman, CEO.    2001   $ -0-   None    None     None         None       None       None
                   2000   $ -0-   None    None     None         None       None       None
                   1999   $ -0-   None    None     None         None       None       None

Wm. Johnson (1)    2002   $ -0-   None    None     None         6,000      None       None
 Director          2001   $ -0-   None    None     None         None       None       None
                   2000   $ -0-   None    None     None         None       None       None
                   1999   $ -0-   None    None     None         None       None       None

I. Krushansky (2)  2002   $ -0-   None    None     None        400,000     None       None
 Director, former  2001   $ -0-   None    None     None         None       None       None
  Chairman, CEO    2000   $ -0-   None    None     None         None       None       None
                   1999   $ -0-   None    None     None         None       None       None

(1) Wicker and Johnson became officers or directors of the Company only on December 2, 2002. Neither Wicker nor Johnson received any compensation from Panache, Inc. in 2003, and neither will receive compensation from Panache, Inc. in 2003.

(2) Krushansky was an executive officer of the Company for the years respectively ended December 31, 2001 and 2000. His service as an officer terminated on May 3, 2002.

     None of the Named Officers received any form of non-cash compensation from the Company in the years ended December 31, 2001 or 2000, nor currently receives any such compensation. The Company intends to implement employee benefits that will be generally available to all its employees and its subsidiary employees, including medical, dental and life insurance benefits and a 401(k) retirement savings plan.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                Individual Grants
--------------------------------------------------------------------------------
     (a)            (b)            (c)              (d)               (e)
                 Number of      % of Total
                 Securities    Options/SARs
                 Underlying     Granted to
                Options/SARs     Employees    Exercise or Base
   Name (1)       Granted     in Fiscal Year     Price($/Sh)     Expiration Date
   --------       -------     --------------     -----------     ---------------

Dean Wicker        None            N/A               N/A               N/A
Wm. B. Johnson     None            N/A               N/A               N/A
I. Krushansky      None            N/A               N/A               N/A

(1) Krushansky was an officer and director of the Company in 2000 and 2001 and remains a director. Wicker and Johnson became officers and directors of the Company only on December 2, 2002.

     No officer or director was granted any options or SARs during either 2001 or 2000.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      and FISCAL-YEAR-END OPTION/SAR VALUES
--------------------------------------------------------------------------------
   (a)                 (b)           (c)            (d)               (e)
                                                 Number of
                                                 Securities         Value of
                                                 Underlying        Unexercised
                                                 Unexercised      In-the-Money
                                                Options/SARs      Options/SARs
                                                at FY-End (#)     at FY-End ($)

                 Shares Acquired    Value       Exercisable/      Exercisable/
   Name            on Exercise    Realized($)   Unexercisable    Unexercisable
   ----            -----------    -----------   -------------    -------------

Dean Wicker (1)        None          N/A            N/A              N/A
Wm. B. Johnson (1)     None          N/A            N/A              N/A
Irwin Krushansky (1)   None          N/A            N/A              N/A

(1) Krushansky was an officer and director of the Company in 2000 and 2001 and remains a director. Wicker and Johnson became officers and directors of the Company only on December 2, 2002.

     None of the Named Officers exercised any options or SARs during the preceding two years.

                             PRINCIPAL SHAREHOLDERS

Beneficial Ownership Following Acquisition

     The following table sets forth as of December 2, 2002, the names of persons who own of record, or were known by the Company to own beneficially, more than five percent of its total issued and outstanding common stock and the beneficial ownership of all such stock as of that date by officers and directors of the Company and all such executive officers and directors as a group, giving effect to the share exchange described under Item 2 below and certain common stock purchase options granted. Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as to such shares.

                                                Amount & Nature      Percent
                 Beneficial Owner                of Beneficial         of
Class            Beneficial Owner                  Ownership          Class
-----            ----------------                  ---------          -----

Common          *Dean Wicker                        552,100          25.6 (1)
Stock           7786 South Forest Street
..001 par        Littleton, CO 80122

SAME            *Irwin Krushansky                   750,000          23.7 (2)
                7706 East Napa Place
                Denver, CO 80237

SAME            *William B. Johnson                   6,000          Nil (3)
                7720 South Hudson Street,
                Littleton, CO 80122

SAME            Egin Bresnig                        547,900          25.4 (1)
                8037 South Datura Way
                Littleton, CO 80122

SAME            John Brasher                        200,000           9.3 (3)
                90 Madison Street, Suite 707
                Denver, Colorado 80206

                *All officers and directors       1,308,100        60.6 (1,2,3)
                 as a group (3 persons)

(1) Includes 200,000 shares subject to purchase pursuant to options granted under a compensatory stock option plan, and shares issued in connection with the Company's acquisition of Panache.

(2) Includes shares beneficially owned for several years and 400,000 shares subject to purchase pursuant to options granted under a compensatory stock option plan.

(3) Shares subject to purchase pursuant to options granted under a compensatory stock option plan.

     Shareholdings in the foregoing table are calculated on a fully diluted basis, which includes the 1,150,250 shares of common stock currently issued and outstanding and the 1,006,000 shares issuable upon exercise of options.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     At consummation of the Panache Exchange on December 2, 2002, the Company acquired ownership of almost all the issued and outstanding capital shares of Panache (4,970,000 out of 5,050,000), and issued a total of 700,000 shares of the Company's common stock to the shareholders of Panache in exchange. As a result of the Exchange, Panache became a principally owned subsidiary of the Company.

     Upon consummation of the Panache Exchange, the Company had a total of 1,150,250 common shares issued and outstanding. The Company believes that the Panache Exchange will qualify as tax-free reorganization pursuant to Sections 351 and 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

     The common shares issued in the Panache Exchange were not registered under the Securities Act of 1933, as amended ("Act"), but were issued to two (2) persons who were major shareholders and directors of the acquired company, in reliance upon the exemption from registration provided by Section 4(2) of the Act, on the basis that the Panache Exchange was a transaction not involving any public offering. The Exchange Shares were offered and sold solely to a small, identifiable class of persons, namely the two principal shareholders of Panache. Each of the Panache shareholders receiving Exchange Shares affirmatively represented to the Company that, among other things, they were taking the Exchange Shares for investment with no current intention of reselling or distributing the New Shares, and that they have sufficient knowledge and experience in business, financial and tax matters to evaluate the risks and merits of exchanging the Panache shares for the Exchange Shares. Each of the Panache Holders was given information or access to information about the Company equivalent to what would have been contained in a registration statement filed under the Securities Act, and each Panache Holder acknowledged this fact.

     All certificates evidencing the Exchange Shares issued in the Panache Exchange bear a customary form of investment legend and may not be sold, pledged, hypothecated or otherwise transferred unless first registered under the Act or pursuant to an available exemption from such registration requirements. In addition, a stop transfer order was placed in the Company's transfer records as to all the Exchange Shares.

                               BUSINESS OF PANACHE

Background

     At this time, the Company has no other business except the business of acquired company Panache, Inc. Panache was organized on May 1, 1998, for the purpose of engaging in the wholesale women's apparel trade. Panache, Inc. was organized May 1, 1998, for the purpose of purchasing The Ollie Collection, located then as now in The Denver Merchandise Mart, 451 East 58th Avenue, Denver, Colorado 80216. The Mart is a huge, multi-story, multi-building complex devoted to wholesale trade and to trade shows, and is one of the premier facilities of its kind in the world. Panache has operated since its organization and has twice expanded its floor space to meet customer demand.

     The Ollie Collection was purchased from Ms. Judith Nelson June 1, 1998, and Panache has operated the business continually since. The Ollie Collecton had been operated by Ms. Nelson for the previous ten years as a combination of representing manufacturers as sales agent as well as offering immediate merchandise for sale to retail stores.

Current Business

     Panache sells women's apparel on a wholesale basis under the trade name THE OLLIE COLLECTION, primarily through its display showrooms at the Denver Merchandise Mart. Panache also sells women's apparel and takes orders for apparel at regional trade shows. Panache's immediate-sale inventory and representative lines principally consist of women's apparel styles popular in the Rocky Mountain region and women's Western apparel. Panache represents several different manufacturers of women's apparel and accessories and also buys and resells women's apparel and accessories for its own account, for resale. Panache maintains permanent showrooms with 1,200 sq.ft. of merchandise display space, which together comprise the largest women's apparel square footage at The Denver Merchandise Mart.

REPRESENTATIVE SHOWROOMS. Panache represents six (6) different manufacturers of women's apparel and accessories for the Rocky Mountain region sales territory, which consists of Colorado, New Mexico, Wyoming and Montana. Lines represented include Marlo handbags, Flashback jackets, Desert Diva western clothing, 24 Karet clothing, Patch Magic clothing and jackets, Every Stitch Counts jackets, Tulosa Rose western clothing. and Lucy's Bliss evening handbags. The representative showrooms display, for customer order only, apparel and accessories samples provided by the manufacturers Panache represents. In general, manufacturers pay a 10% commission to The Ollie Collection for each dollar of wholesale orders written, delivered by the manufacturer and paid in full by the retail buyer. Ollie has the choice to either keep these samples at a 50% discount from wholesale prices or return the samples to the manufacturer. Ollie typically opts to keep the samples and sells them from the "cash and carry" showroom described below. Representative sales are made from a 576 sq. ft. showroom.

     CASH AND CARRY SHOWROOM. Panache maintains a 720-sq.ft. showroom adjoining its main representative showrooms through which it sells apparel and goods primarily to small retail stores. These customers can purchase merchandise on the spot for cash or order merchandise for delivery. This merchandise is deeply discounted and principally is comprised of goods Panache purchases from its manufacturer lines below wholesale and factory closeouts. This showroom allows Panache to offer wholesale prices to the very small retail store that cannot meet the mimimum purchase requirements of clothing and accessory factories required in the main showrooms. Panache is one of only two representative firms which offer this service. This showroom provides excellent cash flow and is one of the few showrooms in the United States to offer the small retail store a combinination of orderable merchandise and merchandise for immediate sale.

     APPAREL SHOWS. There are three different Associations that present major markets for different retail stores, all headquartered at The Denver Merchandise Mart. The Denver Market Association organizes five (5) different shows at The Denver Merchandise Mart for women's clothing boutique retail stores. The Denver Merchandise Gift Association organizes two major gift shows, which attract retail gift stores from all parts of the United States. Many of these gift stores are now establishing small boutique departments within their stores. The Ollie Collection has opened up many accounts with these gift stores as customers.

     The Western Equipment and Clothing Association is the largest western clothing show in the world, attracting retail stores from every U.S. state, as well as from 28 foreign countries. The Ollie Collection is a member of this association, which attracts numerous western clothing retail stores. In addition, The Ollie Collection is a member of the Billings, Montana Market Association and attends four (4) apparel markets there. The Ollie Collection is also a member of the Albuquerque Market Association and attends four (4) shows there.

     SHOWROOM SPACE. The original square footage of The Ollie Collection prior to its purchase by Panache was 384 sq.ft. In December 1998, Panache leased additional space, bringing the total square footage to 576 sq. ft., and in April 1999 again increased floor space to the current 1,296 sq. ft. In July 2001, Panache remodeled all showroom spaces to update them to the latest in merchandising decor and lighting at a cost of approximately $15,000.00. The latest expansion has allowed The Ollie Collection to considerably increase its inventory of goods held for immediate sale in its "cash and carry" showroom.

     The Ollie Collection is open for business throughout the year, except on Fridays and major holidays. The Ollie Collection accepts as payment checks, cash and credit cards.

Advertising and Marketing of Apparel

     Panache advertises in The Denver Merchandise Mart's annual directory of all wholesale showrooms. Additionally, Panache places advertising for each specific directory of each market held at The Denver Merchandise Mart. There are five (5) women's apparel shows, and two (2) major Western apparel shows.
Panache adverises in each directory. Panache also places advertising in the four
(4) Billings, Montana market directories. Prior to each show, Panache employees telephone the appropriate retail stores for appointments. Follow-up post cards are then mailed to confirm appointments.

Competition

     The wholesale womens' apparel and accessories business in which Panache operates is highly competitive. Panache competes in the Rocky Mountain region with numerous companies, some of which are larger than it in terms of resources and market share, more experienced in the industry, and some of whom represent better and more profitable lines. There are two types of representatives: (1) those who lease permanent showrooms at a permanent wholesale facility like The Denver Merchandise Mart or maintain other facilities, and (2) those who work from their homes, who tend to be smaller participants in the market.

     Panache competes principally on the high quality, low cost and fashionability of its goods and excellent service. Panache has through trial and error developed the proper competitive mix of clothing and accessories priced at levels that appeal to the small Rocky Mountain retail ladies and western retail stores.

     To maintain a strong and highly visible profile, Panache has positioned itself in the regional market by providing the largest women's wholesale apparel showrooms at The Denver Merchandise Mart. Panache also maintains a showroom there adjoining its main showrooms through which it sells apparel and goods primarily to small retail stores on a cash and carry basis. Panache is one of two representative firms at the Mart which offer this service.

     In addition, Panache aggressively attends women's apparel and Western apparel trade shows in New Mexico and Montana.

Employees

     As of the date of this filing, the Company has no full time employees. Panache has only one full time employee, Mr. Wicker, and has 2 part-time employees. Its employees must be experienced in women's apparel sales and marketing on the wholesale level. Panache is non-union and believes that its relationship with its employees is good.

Intellectual Property

     Except for its trade name "THE OLLIE COLLECTION," under which it does business, Panache does not own any intellectual property.

Regulation

     Panache's business is not subject to significant governmental regulation, and management does not expect the amount or nature of applicable regulation to increase or change materially in the foreseeable future.

                   RISK FACTORS RELATED TO PANACHE'S BUSINESS


POTENTIAL LACK OF CAPITAL

The Ollie Collection depends primarily upon cash flow generated from its Cash and Carry Showrooms to operate the business. Commissions earned from the representation of manufacturers is inconsistent due to seasonal differences in sales and periodic changes in fashion. Panache cannot depend upon officer loans in the future and needs to secure equity capital.

NO CURRENT PLANS FOR EXPANSION

The United States economy must improve before Panache will consider expanding its operations. In the event the economy improves sufficiently in our judgment to permit expansion, we intend to add other locations or lease additional space at The Denver Merchandise Mart. However, no definitive plans have been drawn up in this regard, since the timing of a general economic recovery cannot be predicted.

WE ARE SUBJECT TO SEASONAL SALES AND SIMILAR RISKS

The Ollie Collection is proud of its ability to select quality and saleable merchandise. However, fashion sales are very sensitive to the public's ever-changing tastes, and no apparel merchandiser can completely avoid all fashion missteps. There is no assurance that the manufacturers represented by The Ollie Collection will maintain their fashion acceptance by the consumer. Additionally, the manufacturers represented by The Ollie Collection may cease operations, decide to manufacture goods not acceptable to The Ollie Collection or decide that The Ollie Collection is not achieving the sales expectations required and terminate its representation agreement.

POSSIBLE INABILITY TO OBTAIN MERCHANDISE

There is no assurance that The Ollie Collection will be able to continue to purchase merchandise from its present vendors. In some years manufacturers over-produce merchandise that The Ollie Collection can purchase at deep discounts. In other years, however, the same manufacturer will produce just enough merchandise to fill its orders. The Ollie Collection always seeks new sources of discounted merchandise it can sell through the Cash and Carry Showroom and new lines it can represent in its Representative showrooms.

COMPETITIVE PRESSURES MAY ADVERSELY AFFECT
ITS BUSINESS AND FINANCIAL RESULTS.

     The wholesale womens' apparel business in which Panache operates is highly competitive. It competes nationwide with a number of companies that are larger than Panache in terms of resources and market share.

SINCE WE PLAN TO RETAIN FUTURE EARNINGS, IF ANY, TO FINANCE THE EXPANSION OF OUR OPERATIONS, WE DO NOT EXPECT TO PAY ANY CASH DIVIDENDS ON OUR COMMON STOCK.

     Panache has never declared or paid any cash dividends on its common stock and currently intends to retain future earnings, if any, to finance the expansion of its business and does not expect to pay any cash dividends in the foreseeable future. Investors should not purchase the Company's common stock with the expectation of receiving cash dividends.

                            DESCRIPTION OF PROPERTIES

     Panache operates its wholesale women's apparel business from rented showrooms located in the Denver Merchandise Mart, Denver, Colorado. Panache occupies several units there, comprising a total of 1,296 sq. ft., of which approximately 1,200 sq. ft. is devoted to merchandise display. Panache leases these facilities at an aggregate rental cost of $1,978 monthly, and the leases have 19 months remaining. Panache has improved the display areas of these rental units at its expense. In management's opinion, Panache has adequate insurance coverage on these facilities and display inventory.

     These facilities are at the current time adequate for Panache's operations at the current time. Panache is seeking to obtain additional rental space within the Denver Merchandise Mart in order to expand display inventory, but cannot be assured how much extra space it can obtain, or when, and competition for available units is intense.

     Panache does not currently own any real estate nor rent or lease any other real estate than as described above. Both the Company's and Panache's principal executive offices are located at these Denver Merchandise Mart facilities.

                                   LITIGATION

     Panache is not a party to any litigation and is not aware of any pending or threatened litigation against it.

                      MANAGEMENT'S DISCUSSION AND ANALYSIS

     The Company's plan of operation for the next twelve months is discussed in detail beneath the caption "Business of Panache" under this Item 2. At this time and for the foreseeable future, Panache's operations will be the only business of Newsearch.

     Panache was organized on May 1, 1998, for the purpose of engaging in the wholesale women's apparel trade. It purchased The Ollie Collection from Ms. Judith Nelson June 1, 1998 for $60,000 of which $20,000 was paid in cash and the balance was payable over a five-year period. Dean Wicker and his former wife personally guaranteed the note to Judith Nelson. This note is current and will be paid in full in July 2003.

Current and Future Operations

     Panache sells women's apparel on a wholesale basis under the trade name THE OLLIE COLLECTION, primarily through its display units at the Denver Merchandise Mart. Panache also sells women's apparel and takes orders for apparel at regional trade shows. As of the date of this filing, the Company has no full time employees, and Panache has 1 full time and 2 part-time employees.

     The original square footage of The Ollie Collection prior to its purchase by Panache was 384 sq.ft. Panache increased this square footage to 576 in 1998 and to 1,296 in 1999. In July 2001, Panache remodeled all spaces to update them with the latest in merchandising decor and lighting. The capital cost of the remodeling was $15,000.00. The business of The Ollie Collection has only expanded over the years.

Material Contracts

     Other than the lease of its showrooms, at this time Panache is not a party to any material contracts

Liquidity

     The Company has no debt and no current source of funds or liquidity. Panache has two short-term promissory notes payable:

1. Note to Judith Nelson, bearing 8% simple interest and payable monthy at $811.00 per month, which matures on July 1, 2003.

2. Note to Fern Barnes, bearing 8% simple interest and payable monthly at $506.00 per month, which matures on September 1, 2003.

     Dean Wicker has made numerous loans Panache totaling approximately $70,000.00. These are demand notes bearing simple interest at 8% annually and will be repaid to him when cash flow or profits allow. Currently there is no source for additional liquidity except officer loans to company. Otherwise, Panache has no bank debt, line of credit or accounts receivables.

Cash on Hand

     Cash on hand for operation of business as of November 30, 2002 was approximately $5,000.

Capital Expenditures

     Neither the Company nor Panache made any capital expenditures in 2002. Panache's capital expenditures, consisting primarily of expanding its rental space and improving and redecorating its showrooms, amounted to approximately $10,000 in 2000 and $15,000 in 2001. Panache may expand its wholesale operations or add additional boutiques in 2003 if sufficient equity funds were available.

Sources of Funds

     Panache's main source of funds is the operational cash flow from its wholesale women's apparel business doing business as The Ollie Collection. At this time, its only source of funds is from officers of Panache or shareholders of the Company. Dean Wicker has made numerous loans to Panache, as discussed above under the caption "Liquidity."

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) FINANCIAL STATEMENTS. The required financial statements are anticipated to be filed within the 60-day period permitted by Item 7(b) of Form 8-K.

     (b) PRO FORMA FINANCIAL INFORMAITON. The required pro forma financial information is anticipated to be filed within the 60-day period permitted by
Item 7(b) of Form 8-K.

     (c) EXHIBITS. The following exhibits are filed as exhibits to this current report on Form 8-K, and none have been incorporated by reference to any other registration statement, report or other document. References in the list of exhibits to the "Company" mean Newsearch, Inc.

2.1 Stock Exchange Agreement and Plan of Reorganization dated August 20, 2002, among the Company, Panache and the shareholders of Panache.

3.1    Articles of Incorporation of Panache, Inc.

3.3    Bylaws of Panache, Inc.

99.1   2002 Compensatory Stock Option Plan of the Company.

99.2   2002 Employee Stock Compensation Plan of the Company.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED: May 6, 2003

                                            NEWSEARCH, INC.


                                            By: /s/ Dean Wicker
                                            -------------------
                                            Dean Wicker,
                                            Chief Executive Officer